OMB APPROVAL

OMB Number: 3235-0060
Expires: April 30, 2009
Estimated average burden Hours per response......5.0

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 2, 2007
Breeze-Eastern Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 688-2440
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01. Changes in Registrant’s Certifying Accountant.
SIGNATURES

Item 4.01. Changes in Registrant’s Certifying Accountant.
On July 2, 2007, Deloitte & Touche LLP (“Deloitte”) was dismissed as the Company’s independent public accountants. The decision to dismiss Deloitte was recommended and approved by the Audit Committee of the Company’s Board of Directors.
Deloitte’s reports on the Company’s financial statements for the two fiscal years ended March 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that Deloitte’s report for the fiscal year ended March 31, 2007 contained an emphasis of matter paragraph related to the Company’s adoption, effective April 1, 2006, of Statement of Financial Accounting Standards (“FASB Statement”) No. 123R — Share Based Payment.
In connection with the audits of the Company’s financial statements for each of the last two fiscal years ended March 31, 2007 and 2006, and through July 2, 2007, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make a reference thereto in connection with their report on the financial statements. During the two most recent fiscal years audited by Deloitte and through July 2, 2007, there have been no reportable events as defined in Regulation S-K, Item 304(a)(1)(v).
On July 3, 2007, the Company engaged Margolis & Company P.C. (“Margolis”), as its new independent public accountants to audit the Company’s financial statements for the fiscal year ended March 31, 2008. The decision to engage Margolis was recommended and approved by the Audit Committee of the Company’s Board of Directors. The Company has authorized Deloitte to respond fully to inquiries by the Company’s new auditors.
During the last two fiscal years audited by Deloitte and through July 2, 2007, the Company did not consult with Margolis regarding the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter which was the subject of any disagreement, or any reportable event that would be required to be reported in this Report on Form 8-K.
The Company has requested Margolis to review the disclosure in this Report on Form 8-K before filing with the Securities and Exchange Commission and has provided Margolis the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s statements, or the respects in which it does not agree with the statements made in this Report on Form 8-K. Margolis has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with such a letter.
The Company has also provided Deloitte a copy of the disclosures set forth above and has requested Deloitte to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements made by the Company in this report. Deloitte’s letter was attached as Exhibit 16 to the Company’s Form 8-K filed on July 9, 2007.

2

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
None.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE-EASTERN CORPORATION
By:	/s/ Joseph F. Spanier
Joseph F. Spanier, Executive Vice President,
Chief Financial Officer and Treasurer

Date: July 11, 2007

4